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                                                                    EXHIBIT 4.1




                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE



NUMBER                                                                   SHARES

C

COMMON STOCK               TITAN EXPLORATION, INC.            CUSIP 888289 10 5



THIS CERTIFIES THAT ______________________________________ is the owner of
______________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF


                            TITAN EXPLORATION, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         WITNESS the signatures of the Corporation's duly authorized officers.


                                        Dated:


                                        COUNTERSIGNED AND REGISTERED:

                                        FIRST UNION NATIONAL
                                        BANK OF NORTH CAROLINA


         PRESIDENT                      TRANSFER AGENT AND REGISTRAR


                                        BY

         SECRETARY                              AUTHORIZED SIGNATURE




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                            TITAN EXPLORATION, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT -- ______ Custodian _______
TEN ENT -- as tenants by the entireties                (Cust)           (Minor)
JT TEN  -- as joint tenants with right          Under Uniform Gifts to Minors
           of survivorship and not as           Act ________________________
           tenants in common                                   (State)

     Additional abbreviations may also be used though not on the above list.

         For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address, including postal zip code, of assignee

________________________________________________________________________________

__________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  X ____________________________________________


                                  X ____________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: